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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 24, 2003



                            AGREE REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 MARYLAND
     (State of other jurisdiction of                 (Commission File Number)
     incorporation or organization)                          1-12928


         31850 Northwestern Highway                         38-3148187
          Farmington Hills, MI  48334                   (I.R.S. Employer
     (Address of principal executive offices)          identification No.)


      (Registrant's telephone number, including area code) (248) 737-4190



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits


Exhibit 99.1 - Press Release issued by Agree Realty Corporation, dated July 24,
               2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information under this caption is furnished by Agree Realty Corporation (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On July 24, 2003, the Company issued a press release describing its results of operations for the second quarter ended June 30. 2003. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, the Company used the non-GAAP financial measure of Funds from Operations ("FFO"). A reconciliation of FFO to the comparable GAAP financial measure (Income before minority interest) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by the Company and why the Company's management believes the presentation of FFO provides useful information to investors is included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            AGREE REALTY CORPORATION


                                            /s/ Kenneth R. Howe
                                            ------------------------------------
                                            Vice President, Finance, Chief
                                            Financial Officer


DATED:  July 24, 2003

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                                  EXHIBIT INDEX


Exhibit Number             Description

99.1                       Press Release of Agree Realty Corporation dated July
                           24, 2003